TAX SITUATION (Details)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of tax situation [Abstract]
Peruvian statutory income tax rate	29.50%	28.00%	28.00%
Increase (decrease) in the statutory tax rate due to:
(i) (Decrease) arising from net income of subsidiaries not domiciled in Peru	(1.82%)	(0.04%)	(0.37%)
(ii) Non-taxable income, net	(2.69%)	(1.23%)	(0.17%)
(iv) Effect of change in Peruvian tax rates	0.00%	(0.53%)	0.00%
Effective income tax rate	24.99%	26.20%	27.46%